SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


    Pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported) May 8, 2007
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                                 FNB United Corp.
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             (Exact Name of Registrant as Specified in its Charter)


            North Carolina             0-13823             56-1456589
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      (State or Other Jurisdiction   (Commission File    (IRS Employer
          of Incorporation)             Number)         Identification No.)


          150 South Fayetteville Street, Asheboro, North Carolina 27203
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               (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, Including Area Code (336) 626-8300
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)
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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act
    (17  CFR  240.14a-12)
[ ] Pre-commencement  communications  pursuant  to  Rule 14d-2(b)
    under the  Exchange  Act (17 CFR  240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.  Other Events

     FNB United Corp. held its Annual Meeting of Shareholders on May 8, 2007. The shareholders voted on and approved all proposals that were presented. Listed below are the results of the meeting.

Proposal 1 - Election of Directors

         The following individual was elected to serve a one-year term expiring at the 2008 Annual Meeting of Shareholders:

         Robert P. Huntley

         The following individual was elected to serve a two-year term expiring at the 2009 Annual Meeting of Shareholders:

         Carl G. Yale

         The following individuals were elected to serve three-year terms expiring at the 2010 Annual Meeting of Shareholders:

         James M. Campbell, Jr.
         R. Larry Campbell
         Thomas A. Jordan
         H. Ray McKenney, Jr.
         Michael C. Miller

Proposal 2 - Approval of Amendment to the FNB United Corp. 2003 Stock Incentive
             Plan

         Shareholders approved an amendment to the FNB United Corp. 2003 Stock Incentive Plan to increase the number of shares available for issuance under the plan from 420,000 shares to 1,145,000 shares.

                        SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            FNB UNITED CORP.

Date: May 9, 2007                           By /s/ Jerry A. Little
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                                               Jerry A. little
                                               Treasurer and Secretary
                                               (Principal Financial and
                                                Accounting Officer)